ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares (Ticker Symbol: MQRAX)

Class I Shares (Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II

Supplement dated October 22, 2019 to the Statement of Additional Information (“SAI”) dated April 1, 2019, as amended

Effective immediately, the following risk disclosure is added under the section entitled “Other Investment Strategies, Policies and Risks” beginning on page B-32 of the SAI:

Bankruptcy, Insolvency or Similar Events

In connection with the bankruptcy, insolvency or similar event relating to a company in which the Fund has invested, the default or breach by such company of the terms of the Fund’s investment therein, or similar occurrence, the Fund may acquire, hold and/or receive various types of interests in or relative to such company.  These interests may include, but are not limited to, direct holdings of rights, royalties, income streams and other economic interests in or that are issued relative to the company or all or a portion of its operations.  They also may include interests in liquidating trusts, special purpose vehicles or other entities (including but not limited to interests in wholly-owned subsidiaries established by the Fund) formed to hold such rights and interests on behalf of the Fund and/or other investors. These interests are likely to be illiquid and may be difficult to value. The nature, structure and receipt of such interests may be dictated or influenced by the application of bankruptcy, land management, tax and other laws and regulations; the type and rights of other investors; the terms, conditions and structure of the Fund’s original investment in the company; and other factors.   The Fund may incur substantial expenses in an effort to seek recovery of all or a portion of its investment (which may prove unsuccessful). In an effort to minimize losses and/or maximize benefits (tax and otherwise), which ultimately may be unsuccessful, or otherwise in seeking to exercise its rights as a security holder, the Fund may choose by itself or in conjunction with other investors and creditors, to pursue litigation or similar action as a security holder and at its expense, if it determines that doing so would be in the best interests of the Fund and its shareholders.

Please retain this Supplement with your records.